First Quarter
Financial Supplement

March 31, 2025

Exhibit 99.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Note:

Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Dear Investor,

Thank you for your continued interest in Genworth Financial, Inc.

Please see the accompanying press release and summary presentation posted to the company’s website at https://investor.genworth.com for additional information regarding its first quarter 2025 earnings results.

Beginning with the first quarter of 2025 financial supplement, the company is only providing adjusted operating income and a limited set of key metrics for its Enact segment. Additional information related to the Enact segment is available in the current quarter Quarterly Financial Supplement posted to Enact’s website at the link provided on page 16.

Investors are encouraged to listen to the company’s earnings call on the first quarter 2025 results at 10:00 a.m. (ET) on May 1, 2025. The company’s conference call will be accessible via telephone and internet. The dial-in number for Genworth’s May 1 conference call is 888-208-1820 or 323-794-2110 (outside the U.S.); conference ID #3161071. To participate in the call by webcast, register at least 15 minutes in advance at http://investor.genworth.com.

Regards,

Christine Jewell, Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Use of Non-GAAP Measures

Management evaluates performance and allocates resources based on a non-GAAP financial measure entitled “adjusted operating income (loss).” Management evaluates adjusted operating income (loss) as a key measure to assess performance and support new business initiatives because the measure more accurately reflects overall operating performance, as it minimizes the impact of macroeconomic volatility. The company’s legacy U.S. life insurance subsidiaries, which comprise the Long-Term Care Insurance and Life and Annuities segments, are managed on a standalone basis; therefore, the company does not allocate capital to its Long-Term Care Insurance and Life and Annuities segments.

The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) attributable to noncontrolling interests, net investment gains (losses), changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, restructuring costs and infrequent or unusual non-operating items. A component of the company’s net investment gains (losses) is the result of estimated future credit losses, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. The company excludes net investment gains (losses), changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, restructuring costs and infrequent or unusual non-operating items from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating performance.

While some of these items may be significant components of net income (loss) determined in accordance with U.S. GAAP, the company believes that adjusted operating income (loss), and measures that are derived from or incorporate adjusted operating income (loss), are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Adjusted operating income (loss) is not a substitute for net income (loss) determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

Adjustments to reconcile net income (loss) to adjusted operating income (loss) assume a 21% tax rate and are net of the portion attributable to noncontrolling interests. Changes in fair value of market risk benefits and associated hedges are adjusted to exclude changes in reserves, attributed fees and benefit payments.

The table on page 9 of this financial supplement provides a reconciliation of net income (loss) to adjusted operating income for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 33 to 35 of this financial supplement.

Statutory Accounting Data

The company presents certain supplemental statutory data for Genworth Life Insurance Company (GLIC) and its consolidating life insurance subsidiaries that has been prepared on the basis of statutory accounting principles (SAP). GLIC and its consolidating life insurance subsidiaries file financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners that are prepared using SAP, an accounting basis either prescribed or permitted by such authorities. Due to differences in methodology between SAP and U.S. GAAP, the values for assets, liabilities and equity, and the recognition of income and expenses, reflected in financial statements prepared in accordance with U.S. GAAP are materially different from those reflected in financial statements prepared under SAP. This supplemental statutory data should not be viewed as an alternative to, or used in lieu of, U.S. GAAP.

This supplemental statutory data includes the impact from in-force rate actions on pre-tax long-term care insurance statutory earnings. Statutory pre-tax earnings represent the net gain from operations, including the impact from in-force rate actions, before dividends to policyholders, refunds to members and federal income taxes and before realized capital gains or (losses). Management uses and provides this supplemental statutory data because it believes it provides a useful measure of, among other things, statutory pre-tax earnings and the adequacy of capital. Management uses this data to measure against its policy to manage the U.S. life insurance companies with internally generated capital.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Results of Operations and Selected Operating Performance Measures

The company allocates tax to its businesses at the U.S. corporate federal income tax rate of 21%. Each segment is then adjusted to reflect the unique tax attributes of that segment, such as permanent differences between U.S. GAAP and tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year. U.S. GAAP generally requires an annualized effective tax rate to be used for interim reporting periods, utilizing projections of full year results. However, in certain circumstances, it is appropriate to record the actual effective tax rate for the period if a reliable estimate cannot be made for the full year. For the three months ended March 31, 2025, September 30, 2024 and June 30, 2024, the company utilized the actual effective tax rate for the interim period to record the provision for income taxes for its Long-Term Care Insurance and Life and Annuities segments and the annualized projected effective tax rate for its Enact segment and Corporate and Other. For the three months ended March 31, 2024, the company used the annualized projected effective tax rate for all segments and Corporate and Other.

This financial supplement contains selected operating performance measures including “new insurance written,” “insurance in-force” and “risk in-force,” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports new insurance written for the company’s Enact segment as a measure of volume of new business generated in a period. The company considers new insurance written to be a measure of the operating performance of its Enact segment because it represents a measure of new sales of mortgage insurance policies during a specified period, rather than a measure of revenues or profitability during that period.

Management also regularly monitors and reports insurance in-force and risk in-force for the company’s Enact segment. Insurance in-force is a measure of the aggregate unpaid principal balance as of the respective reporting date for loans insured by the company’s U.S. mortgage insurance subsidiaries. Risk in-force is based on the coverage percentage applied to the estimated current outstanding loan balance. These metrics are presented on a direct basis and exclude reinsurance. The company considers insurance in-force and risk in-force to be measures of the operating performance of its Enact segment because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s Enact segment. The company considers the loss ratio, which is the ratio of benefits and other changes in policy reserves to net earned premiums, to be a measure of underwriting performance. The company believes the loss ratio helps to enhance the understanding of the operating performance of the Enact segment.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)	$10,131	$10,136	$10,182	$10,146	$10,100
Total accumulated other comprehensive income (loss)(1)	(1,421)	(1,642)	(1,871)	(1,687)	(2,094)

Total Genworth Financial, Inc.’s stockholders’ equity	$8,710	$8,494	$8,311	$8,459	$8,006

Book value per share	$20.94	$20.16	$19.40	$19.49	$18.21
Book value per share, excluding accumulated other comprehensive income (loss)	$24.36	$24.05	$23.77	$23.38	$22.98
Common shares outstanding as of the balance sheet date	415.9	421.4	428.4	434.0	439.6

	Twelve months ended
Twelve Month Rolling Average ROE	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
U.S. GAAP Basis ROE	2.1%	3.0%	0.9%	0.3%	0.9%
Operating ROE(2)	2.4%	2.7%	0.3%	0.2%	(0.2)%

	Three months ended
Quarterly Average ROE	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
U.S. GAAP Basis ROE	2.1%	—%	3.3%	3.0%	5.5%
Operating ROE(2)	2.0%	0.6%	1.9%	4.9%	3.4%

Basic and Diluted Shares	Three months ended March 31, 2025
Weighted-average common shares used in basic earnings per share calculations	418.3
Potentially dilutive securities:
Performance stock units, restricted stock units and other equity-based awards	4.6

Weighted-average common shares used in diluted earnings per share calculations	422.9

(1)

As of March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, total accumulated other comprehensive income (loss) includes $704 million, $1,023 million, $(1,341) million, $624 million and $(334) million, net of taxes, respectively, related to changes in the discount rate used to remeasure the liability for future policy benefits and related reinsurance recoverables.

(2)	See page 33 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

 Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2025	2024
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$862	$876	$874	$855	$875	$3,480
Net investment income	739	793	777	808	782	3,160
Net investment gains (losses)	27	(41)	66	(61)	49	13
Policy fees and other income	158	154	163	167	158	642

Total revenues	1,786	1,782	1,880	1,769	1,864	7,295

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,217	1,199	1,213	1,151	1,203	4,766
Liability remeasurement (gains) losses	4	88	34	39	(8)	153
Changes in fair value of market risk benefits and associated hedges	18	(3)	21	(8)	(23)	(13)
Interest credited	99	101	102	125	125	453
Acquisition and operating expenses, net of deferrals	236	253	259	229	236	977
Amortization of deferred acquisition costs and intangibles	60	62	62	60	65	249
Interest expense	26	27	28	30	30	115

Total benefits and expenses	1,660	1,727	1,719	1,626	1,628	6,700

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	126	55	161	143	236	595
Provision for income taxes	36	20	40	32	66	158

INCOME FROM CONTINUING OPERATIONS	90	35	121	111	170	437
Loss from discontinued operations, net of taxes(1)	(5)	(5)	(3)	(1)	(1)	(10)

NET INCOME	85	30	118	110	169	427
Less: net income attributable to noncontrolling interests	31	31	33	34	30	128

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$54	$(1)	$85	$76	$139	$299

Earnings Per Share Data:
Income from continuing operations available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.14	$0.01	$0.20	$0.18	$0.32	$0.71
Diluted	$0.14	$0.01	$0.20	$0.17	$0.31	$0.70
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.13	$0.00	$0.20	$0.17	$0.31	$0.69
Diluted	$0.13	$0.00	$0.19	$0.17	$0.31	$0.68
Weighted-average common shares outstanding
Basic	418.3	425.3	430.8	436.4	443.0	433.9
Diluted	422.9	431.0	435.8	440.7	450.3	439.4

(1)	Loss from discontinued operations primarily relates to legal costs related to litigation involving the company’s former lifestyle protection insurance business that was sold on December 1, 2015.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Reconciliation of Net Income (Loss) to Adjusted Operating Income

(amounts in millions, except per share amounts)

	2025	2024
	1Q	4Q	3Q	2Q	1Q	Total
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$54	$(1)	$85	$76	$139	$299
Add: net income attributable to noncontrolling interests	31	31	33	34	30	128

NET INCOME	85	30	118	110	169	427
Less: loss from discontinued operations, net of taxes	(5)	(5)	(3)	(1)	(1)	(10)

INCOME FROM CONTINUING OPERATIONS	90	35	121	111	170	437
Less: net income from continuing operations attributable to noncontrolling interests	31	31	33	34	30	128

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	59	4	88	77	140	309

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(28)	39	(66)	60	(50)	(17)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(2)	19	(24)	17	(10)	(26)	(43)
(Gains) losses on early extinguishment of debt, net(3)	—	(2)	(2)	7	(1)	2
Expenses related to restructuring	(1)	1	—	4	7	12
Taxes on adjustments	2	(3)	11	(13)	15	10

ADJUSTED OPERATING INCOME	$51	$15	$48	$125	$85	$273

ADJUSTED OPERATING INCOME (LOSS):
Enact segment	$137	$137	$148	$165	$135	$585
Long-Term Care Insurance segment	(30)	(104)	(46)	(29)	3	(176)
Life and Annuities segment:
Life Insurance	(44)	2	(40)	(23)	(33)	(94)
Fixed Annuities	4	1	6	12	11	30
Variable Annuities	7	2	7	10	7	26

Total Life and Annuities segment	(33)	5	(27)	(1)	(15)	(38)

Corporate and Other	(23)	(23)	(27)	(10)	(38)	(98)

ADJUSTED OPERATING INCOME	$51	$15	$48	$125	$85	$273

Earnings Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.13	$0.00	$0.20	$0.17	$0.31	$0.69
Diluted	$0.13	$0.00	$0.19	$0.17	$0.31	$0.68
Adjusted operating income per share
Basic	$0.12	$0.04	$0.11	$0.29	$0.19	$0.63
Diluted	$0.12	$0.04	$0.11	$0.28	$0.19	$0.62
Weighted-average common shares outstanding
Basic	418.3	425.3	430.8	436.4	443.0	433.9
Diluted	422.9	431.0	435.8	440.7	450.3	439.4

(1)	Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests (see page 31 for reconciliation).
(2)	Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments (see page 21 for reconciliation).
(3)	(Gains) losses on early extinguishment of debt are net of the portion attributable to noncontrolling interests of $2 million for the three months ended June 30, 2024.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value(1)	$45,668	$44,902	$47,342	$45,233	$46,065
Equity securities, at fair value	496	515	458	435	427
Commercial mortgage loans	6,356	6,450	6,570	6,692	6,748
Less: Allowance for credit losses	(36)	(39)	(38)	(30)	(29)

Commercial mortgage loans, net	6,320	6,411	6,532	6,662	6,719
Policy loans	2,316	2,310	2,316	2,359	2,219
Limited partnerships	3,241	3,142	3,100	2,968	2,949
Other invested assets	653	648	772	702	683

Total investments	58,694	57,928	60,520	58,359	59,062
Cash, cash equivalents and restricted cash	1,891	2,048	2,057	1,932	1,952
Accrued investment income	639	607	592	549	707
Deferred acquisition costs	1,729	1,779	1,831	1,884	1,934
Intangible assets	193	197	197	197	197
Reinsurance recoverable	17,744	17,679	18,626	17,739	18,315
Less: Allowance for credit losses	(25)	(24)	(27)	(26)	(27)

Reinsurance recoverable, net	17,719	17,655	18,599	17,713	18,288
Other assets	489	444	443	518	516
Deferred tax asset	1,663	1,718	1,846	1,784	1,839
Market risk benefit assets	47	57	52	54	52
Separate account assets	4,192	4,438	4,623	4,553	4,645

Total assets	$87,256	$86,871	$90,760	$87,543	$89,192

(1)

Amortized cost of $48,837 million, $48,720 million, $48,961 million, $48,998 million and $49,281 million as of March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, respectively, and allowance for credit losses of $14 million, $10 million, $—, $— and $7 million as of March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$54,158	$53,610	$57,303	$53,774	$55,545
Policyholder account balances	14,447	14,594	14,864	15,047	15,315
Market risk benefit liabilities	516	465	532	500	528
Liability for policy and contract claims	698	670	655	649	673
Unearned premiums	108	115	121	130	139
Other liabilities	1,933	2,026	1,859	1,973	1,889
Long-term borrowings	1,519	1,518	1,548	1,564	1,579
Separate account liabilities	4,192	4,438	4,623	4,553	4,645
Liabilities related to discontinued operations(1)	4	4	—	—	—

Total liabilities	77,575	77,440	81,505	78,190	80,313

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,862	11,875	11,868	11,880	11,873
Accumulated other comprehensive income (loss):
Change in the discount rate used to measure future policy benefits	704	1,023	(1,341)	624	(334)
All other	(2,125)	(2,665)	(530)	(2,311)	(1,760)

Total accumulated other comprehensive income (loss)	(1,421)	(1,642)	(1,871)	(1,687)	(2,094)
Retained earnings	1,565	1,511	1,512	1,428	1,352
Treasury stock, at cost	(3,297)	(3,251)	(3,199)	(3,163)	(3,126)

Total Genworth Financial, Inc.’s stockholders’ equity	8,710	8,494	8,311	8,459	8,006
Noncontrolling interests	971	937	944	894	873

Total equity	9,681	9,431	9,255	9,353	8,879

Total liabilities and equity	$87,256	$86,871	$90,760	$87,543	$89,192

(1)	Liabilities related to discontinued operations primarily relates to legal costs related to litigation involving the sale of the company’s former lifestyle protection insurance business.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2025
	Enact	Long-Term Care Insurance	Life and Annuities	Corporate and Other(1)	Total
ASSETS
Cash and investments	$6,528	$35,813	$17,615	$1,268	$61,224
Deferred acquisition costs and intangible assets	55	830	1,022	15	1,922
Reinsurance recoverable, net	3	7,308	10,408	—	17,719
Deferred tax and other assets	145	1,557	282	168	2,152
Market risk benefit assets	—	—	47	—	47
Separate account assets	—	—	4,192	—	4,192

Total assets	$6,731	$45,508	$33,566	$1,451	$87,256

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$41,741	$12,417	$—	$54,158
Policyholder account balances	—	—	14,447	—	14,447
Market risk benefit liabilities	—	—	516	—	516
Liability for policy and contract claims	543	—	149	6	698
Unearned premiums	108	—	—	—	108
Other liabilities	207	1,004	282	440	1,933
Borrowings	743	—	—	776	1,519
Separate account liabilities	—	—	4,192	—	4,192
Liabilities related to discontinued operations	—	—	—	4	4

Total liabilities	1,601	42,745	32,003	1,226	77,575

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	4,283	2,635	2,466	747	10,131
Allocated accumulated other comprehensive income (loss)	(124)	128	(903)	(522)	(1,421)

Total Genworth Financial, Inc.’s stockholders’ equity	4,159	2,763	1,563	225	8,710
Noncontrolling interests	971	—	—	—	971

Total equity	5,130	2,763	1,563	225	9,681

Total liabilities and equity	$6,731	$45,508	$33,566	$1,451	$87,256

(1)

Includes inter-segment eliminations and other businesses that are not individually reportable, including a start-up business that offers fee-based services, advice, consulting and other aging care products and services through the company’s CareScout business (“CareScout”) and certain international businesses.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2024
	Enact	Long-Term Care Insurance	Life and Annuities	Corporate and Other(1)	Total
ASSETS
Cash and investments	$6,304	$35,242	$17,537	$1,500	$60,583
Deferred acquisition costs and intangible assets	55	844	1,062	15	1,976
Reinsurance recoverable, net	3	7,233	10,419	—	17,655
Deferred tax and other assets	163	1,558	284	157	2,162
Market risk benefit assets	—	—	57	—	57
Separate account assets	—	—	4,438	—	4,438

Total assets	$6,525	$44,877	$33,797	$1,672	$86,871

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$41,172	$12,438	$—	$53,610
Policyholder account balances	—	—	14,594	—	14,594
Market risk benefit liabilities	—	—	465	—	465
Liability for policy and contract claims	525	—	139	6	670
Unearned premiums	115	—	—	—	115
Other liabilities	137	1,055	274	560	2,026
Borrowings	743	—	—	775	1,518
Liabilities related to discontinued operations	—	—	4,438	—	4,438
Separate account liabilities	—	—	—	4	4

Total liabilities	1,520	42,227	32,348	1,345	77,440

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	4,238	2,558	2,469	871	10,136
Allocated accumulated other comprehensive income (loss)	(170)	92	(1,020)	(544)	(1,642)

Total Genworth Financial, Inc.’s stockholders’ equity	4,068	2,650	1,449	327	8,494
Noncontrolling interests	937	—	—	—	937

Total equity	5,005	2,650	1,449	327	9,431

Total liabilities and equity	$6,525	$44,877	$33,797	$1,672	$86,871

(1)	Includes inter-segment eliminations and other businesses that are not individually reportable, including CareScout and certain international businesses.

 Enact Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Adjusted Operating Income—Enact Segment

(amounts in millions)

	2025	2024
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$245	$246	$249	$244	$241	$980
Net investment income	63	62	62	59	57	240
Net investment gains (losses)	(3)	(7)	(1)	(8)	(6)	(22)
Policy fees and other income	2	1	—	3	—	4

Total revenues	307	302	310	298	292	1,202

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	31	24	12	(17)	20	39
Acquisition and operating expenses, net of deferrals	50	55	53	65	51	224
Amortization of deferred acquisition costs and intangibles	2	3	3	2	2	10
Interest expense	12	12	13	13	13	51

Total benefits and expenses	95	94	81	63	86	324

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	212	208	229	235	206	878
Provision for income taxes	46	45	49	51	45	190

INCOME FROM CONTINUING OPERATIONS	166	163	180	184	161	688
Less: net income attributable to noncontrolling interests	31	31	33	34	30	128

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	135	132	147	150	131	560

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	2	5	1	7	5	18
(Gains) losses on early extinguishment of debt, net(2)	—	—	—	9	—	9
Expenses related to restructuring	1	1	—	3	—	4
Taxes on adjustments	(1)	(1)	—	(4)	(1)	(6)

ADJUSTED OPERATING INCOME	$137	$137	$148	$165	$135	$585

(1) Net investment (gains) losses were adjusted for the portion of net investment gain (losses) attributable to noncontrolling interests as reconciled below:
Net investment (gains) losses, gross	$3	$7	$1	$8	$6	$22
Adjustmentfor net investment gains (losses) attributable to noncontrolling interests	(1)	(2)	—	(1)	(1)	(4)

Net investment (gains) losses, net	$2	$5	$1	$7	$5	$18

(2) (Gains) losses on early extinguishment of debt are net of the portion attributable to noncontrolling interests of $2 million for the three months ended June 30, 2024.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Key Metrics—Enact Segment

(dollar amounts in millions)

	2025	2024
	1Q	4Q	3Q	2Q	1Q	Total

Direct Primary New Insurance Written (NIW)	$9,818	$13,266	$13,591	$13,619	$10,526	$51,002

Direct Primary Insurance In-Force	$268,366	$268,825	$268,003	$266,060	$263,645

Direct Primary Risk In-Force	$69,937	$69,985	$69,611	$68,878	$67,950

Primary Delinquencies	22,349	23,566	21,027	19,051	19,492	23,566

New Delinquencies	12,237	13,717	12,964	10,461	11,395	48,537

Paid Claims	(179)	(191)	(220)	(160)	(172)	(743)

Primary Cures(1)	(13,275)	(10,987)	(10,768)	(10,742)	(12,163)	(44,660)

Loss Ratio(2)	12%	10%	5%	(7)%	8%	4%

Available Assets Above PMIERs Requirements(3)	$1,966	$2,052	$2,190	$2,057	$1,883

PMIERs Sufficiency Ratio(3)	165%	167%	173%	169%	163%

Reserves:
Direct primary case(4)	$489	$472	$461	$462	$486
All other(4)	54	53	49	46	46

Total Reserves	$543	$525	$510	$508	$532

(1)	Includes rescissions and claim denials.
(2)	The loss ratio is calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.
(3)

The Private Mortgage Insurer Eligibility Requirements (PMIERs) sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing.

(4)	Direct primary case reserves exclude loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves. Other includes LAE, pool, IBNR and reinsurance reserves.

For additional information related to the Enact segment, refer to the current quarter Quarterly Financial Supplement posted to the Enact Holdings, Inc. investor page:

https://ir.enactmi.com/financials-and-filings/quarterly-results

Long-Term Care Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Adjusted Operating Income (Loss)—Long-Term Care Insurance Segment

(amounts in millions)

	2025	2024
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$571	$587	$581	$564	$578	$2,310
Net investment income	451	499	483	494	464	1,940
Net investment gains (losses)	29	(21)	71	(47)	63	66

Total revenues	1,051	1,065	1,135	1,011	1,105	4,316

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	944	955	949	934	936	3,774
Liability remeasurement (gains) losses	(18)	117	28	43	(16)	172
Acquisition and operating expenses, net of deferrals	109	121	118	82	102	423
Amortization of deferred acquisition costs and intangibles	17	17	17	18	17	69

Total benefits and expenses	1,052	1,210	1,112	1,077	1,039	4,438

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(1)	(145)	23	(66)	66	(122)
Provision (benefit) for income taxes	6	(24)	13	—	14	3

INCOME (LOSS) FROM CONTINUING OPERATIONS	(7)	(121)	10	(66)	52	(125)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(29)	21	(71)	47	(63)	(66)
Expenses related to restructuring	—	—	—	—	1	1
Taxes on adjustments	6	(4)	15	(10)	13	14

ADJUSTED OPERATING INCOME (LOSS)	$(30)	$(104)	$(46)	$(29)	$3	$(176)

Liability remeasurement (gains) losses(1):
Cash flow assumption updates	$(1)	$20	$(63)	$(24)	$(2)	$(69)
Actual variances from expected experience	(17)	97	91	67	(14)	241

Total	$(18)	$117	$28	$43	$(16)	$172

Ratio of the liability remeasurement (gains) losses to beginning reserves(2)	(0.04)%	0.28%	0.07%	0.10%	(0.04)%	0.41%

(1)

In the fourth quarter of 2024, the liability remeasurement loss of $117 million in the company’s long-term care insurance business included an unfavorable impact from annual cash flow assumption updates of $20 million, reflecting net unfavorable updates to healthy life assumptions to better align with near-term experience, as well as an unfavorable impact related to higher assumed benefit utilization related to cost of care inflation. These unfavorable impacts were partially offset by favorable assumption updates for future in-force rate action approvals based on recent experience and short-term incidence assumptions for incurred but not reported claims. Also included in the liability remeasurement loss of $117 million were unfavorable actual variances from expected experience of $97 million associated with lower terminations and higher claims.

(2)

The ratio of the liability remeasurement (gains) losses to beginning reserves is calculated by dividing the liability remeasurement (gains) losses by the beginning liability for future policy benefits at the locked-in discount rate as of each applicable quarter.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Statutory Impact of In-Force Rate Actions—Long-Term Care Insurance Segment

(amounts in millions)

	2025	2024
	1Q	4Q	3Q	2Q	1Q	Total
Impact of in-force rate actions on pre-tax statutory earnings(1)
Premiums, premium tax, commissions and other expenses, net(2)	$240	$245	$232	$220	$217	$914
Reserve changes(2)	97	97	90	102	114	403

Settlement impacts - reserve changes	5	19	133	222	240	614
Settlement impacts - litigation expenses and settlement payments	(2)	(6)	(45)	(99)	(109)	(259)

Settlement impacts, net	3	13	88	123	131	355

Statutory earnings from in-force rate actions	$340	$355	$410	$445	$462	$1,672

(1)	Includes all implemented in-force rate actions since 2012.
(2)

Earned premium and reserve change estimates for statutory earnings reflect certain simplifying assumptions that may vary materially from actual historical results, including but not limited to, a uniform rate of coinsurance and premium taxes in addition to consistent policyholder behavior over time. Actual behavior may differ significantly from these assumptions and these impacts exclude reserve updates.

Life and Annuities Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Adjusted Operating Income (Loss)—Life and Annuities Segment

(amounts in millions)

	2025	2024
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$44	$40	$42	$44	$53	$179
Net investment income	220	227	228	250	254	959
Net investment gains (losses)	1	(8)	(4)	(4)	(4)	(20)
Policy fees and other income	156	153	163	164	158	638

Total revenues	421	412	429	454	461	1,756

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	244	222	253	237	250	962
Liability remeasurement (gains) losses	22	(29)	6	(4)	8	(19)
Changes in fair value of market risk benefits and associated hedges	18	(3)	21	(8)	(23)	(13)
Interest credited	99	101	102	125	125	453
Acquisition and operating expenses, net of deferrals	58	58	63	60	54	235
Amortization of deferred acquisition costs and intangibles	40	41	41	39	45	166

Total benefits and expenses	481	390	486	449	459	1,784

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(60)	22	(57)	5	2	(28)
Provision (benefit) for income taxes	(13)	4	(13)	1	—	(8)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(47)	18	(44)	4	2	(20)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(1)	8	4	4	4	20
Changes in fair value of market risk benefits attributable to interest rates, equity markets
and associated hedges(1)	19	(24)	17	(10)	(26)	(43)
Taxes on adjustments	(4)	3	(4)	1	5	5

ADJUSTED OPERATING INCOME (LOSS)	$(33)	$5	$(27)	$(1)	$(15)	$(38)

Liability remeasurement (gains) losses(2):
Cash flow assumption updates	$—	$27	$—	$—	$—	$27
Actual variances from expected experience	22	(56)	6	(4)	8	(46)

Total	$22	$(29)	$6	$(4)	$8	$(19)

(1) Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:
Changes in fair value of market risk benefits and associated hedges	$18	$(3)	$21	$(8)	$(23)	$(13)
Adjustment for changes in reserves, attributed fees and benefit payments	1	(21)	(4)	(2)	(3)	(30)

Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$19	$(24)	$17	$(10)	$(26)	$(43)

(2)

In the fourth quarter of 2024, the liability remeasurement gain of $29 million was primarily related to the company’s life insurance products, reflecting net favorable model and cash flow assumption updates of $30 million, partially offset by an unfavorable update to mortality assumptions for universal life insurance contracts originating from term life insurance conversions and unfavorable interest rate assumption updates.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Adjusted Operating Income (Loss)—Life and Annuities Segment—Life Insurance

(amounts in millions)

	2025	2024
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$44	$40	$42	$44	$53	$179
Net investment income	144	147	146	167	167	627
Net investment gains (losses)	—	(3)	(2)	5	5	5
Policy fees and other income	129	125	135	136	129	525

Total revenues	317	309	321	352	354	1,336

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	201	187	213	200	208	808
Liability remeasurement (gains) losses	25	(28)	5	—	11	(12)
Interest credited	77	78	78	101	99	356
Acquisition and operating expenses, net of deferrals	36	38	41	43	35	157
Amortization of deferred acquisition costs and intangibles	34	35	36	33	38	142

Total benefits and expenses	373	310	373	377	391	1,451

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(56)	(1)	(52)	(25)	(37)	(115)
Benefit for income taxes	(12)	(1)	(11)	(5)	(8)	(25)

LOSS FROM CONTINUING OPERATIONS	(44)	—	(41)	(20)	(29)	(90)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	—	3	2	(5)	(5)	(5)
Taxes on adjustments	—	(1)	(1)	2	1	1

ADJUSTED OPERATING INCOME (LOSS)	$(44)	$2	$(40)	$(23)	$(33)	$(94)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Adjusted Operating Income—Life and Annuities Segment—Fixed Annuities

(amounts in millions)

	2025	2024
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$70	$73	$76	$77	$80	$306
Net investment gains (losses)	1	(5)	(2)	(9)	(9)	(25)
Policy fees and other income	2	2	1	2	2	7

Total revenues	73	70	75	70	73	288

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	34	30	34	33	36	133
Liability remeasurement (gains) losses	(3)	(1)	1	(4)	(3)	(7)
Changes in fair value of market risk benefits and associated hedges	9	(4)	8	(4)	(7)	(7)
Interest credited	21	22	23	23	25	93
Acquisition and operating expenses, net of deferrals	12	10	12	9	8	39
Amortization of deferred acquisition costs and intangibles	2	2	2	2	3	9

Total benefits and expenses	75	59	80	59	62	260

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(2)	11	(5)	11	11	28
Provision (benefit) for income taxes	—	2	(1)	3	2	6

INCOME (LOSS) FROM CONTINUING OPERATIONS	(2)	9	(4)	8	9	22

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(1)	5	2	9	9	25
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(1)	9	(15)	9	(3)	(7)	(16)
Taxes on adjustments	(2)	2	(1)	(2)	—	(1)

ADJUSTED OPERATING INCOME	$4	$1	$6	$12	$11	$30

(1) Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:
Changes in fair value of market risk benefits and associated hedges	$9	$(4)	$8	$(4)	$(7)	$(7)
Adjustment for changes in reserves, attributed fees and benefit payments	—	(11)	1	1	—	(9)

Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$9	$(15)	$9	$(3)	$(7)	$(16)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Adjusted Operating Income—Life and Annuities Segment—Variable Annuities

(amounts in millions)

	2025	2024
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$6	$7	$6	$6	$7	$26
Policy fees and other income	25	26	27	26	27	106

Total revenues	31	33	33	32	34	132

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	9	5	6	4	6	21
Changes in fair value of market risk benefits and associated hedges	9	1	13	(4)	(16)	(6)
Interest credited	1	1	1	1	1	4
Acquisition and operating expenses, net of deferrals	10	10	10	8	11	39
Amortization of deferred acquisition costs and intangibles	4	4	3	4	4	15

Total benefits and expenses	33	21	33	13	6	73

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(2)	12	—	19	28	59
Provision (benefit) for income taxes	(1)	3	(1)	3	6	11

INCOME (LOSS) FROM CONTINUING OPERATIONS	(1)	9	1	16	22	48

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(1)	10	(9)	8	(7)	(19)	(27)
Taxes on adjustments	(2)	2	(2)	1	4	5

ADJUSTED OPERATING INCOME	$7	$2	$7	$10	$7	$26

(1) Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:
Changes in fair value of market risk benefits and associated hedges	$9	$1	$13	$(4)	$(16)	$(6)
Adjustment for changes in reserves, attributed fees and benefit payments	1	(10)	(5)	(3)	(3)	(21)

Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$10	$(9)	$8	$(7)	$(19)	$(27)

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Adjusted Operating Loss—Corporate and Other(1)

(amounts in millions)

	2025	2024
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$2	$3	$2	$3	$3	$11
Net investment income	5	5	4	5	7	21
Net investment gains (losses)	—	(5)	—	(2)	(4)	(11)

Total revenues	7	3	6	6	6	21

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	(2)	(2)	(1)	(3)	(3)	(9)
Acquisition and operating expenses, net of deferrals	19	19	25	22	29	95
Amortization of deferred acquisition costs and intangibles	1	1	1	1	1	4
Interest expense	14	15	15	17	17	64

Total benefits and expenses	32	33	40	37	44	154

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(25)	(30)	(34)	(31)	(38)	(133)
Provision (benefit) for income taxes	(3)	(5)	(9)	(20)	7	(27)

LOSS FROM CONTINUING OPERATIONS	(22)	(25)	(25)	(11)	(45)	(106)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	—	5	—	2	4	11
(Gains) losses on early extinguishment of debt	—	(2)	(2)	(2)	(1)	(7)
Expenses related to restructuring	(2)	—	—	1	6	7
Taxes on adjustments	1	(1)	—	—	(2)	(3)

ADJUSTED OPERATING LOSS	$(23)	$(23)	$(27)	$(10)	$(38)	$(98)

(1)	Includes inter-segment eliminations and other businesses that are not individually reportable, including CareScout and certain international businesses.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Investments Summary

(amounts in millions)

		March 31, 2025		December 31, 2024		September 30, 2024		June 30, 2024		March 31, 2024
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
	Composition of Investment Portfolio
	Fixed maturity securities:
	Investment grade:
	Public fixed maturity securities	$26,470	43%	$26,159	44%	$27,750	45%	$26,250	43%	$26,667	43%
	Private fixed maturity securities	11,166	18	10,882	18	11,369	18	10,933	18	11,021	18
	Residential mortgage-backed securities(1)	911	2	811	1	860	1	851	1	876	1
	Commercial mortgage-backed securities	1,309	2	1,293	2	1,360	2	1,312	2	1,315	2
	Other asset-backed securities	2,134	4	2,120	4	2,137	3	2,207	4	2,264	4
	State and political subdivisions	2,169	4	2,149	4	2,266	4	2,168	4	2,266	4
	Non-investment grade fixed maturity securities	1,509	2	1,488	2	1,600	3	1,512	3	1,656	3
	Equity securities:
	Common stocks and mutual funds	415	1	429	1	422	1	400	1	377	1
	Preferred stocks	81	—	86	—	36	—	35	—	50	—
	Commercial mortgage loans, net	6,320	11	6,411	11	6,532	10	6,662	11	6,719	11
	Policy loans	2,316	4	2,310	4	2,316	4	2,359	4	2,219	4
	Limited partnerships	3,241	5	3,142	5	3,100	5	2,968	5	2,949	5
	Cash, cash equivalents, restricted cash and short-term investments	1,895	3	2,052	3	2,059	3	1,944	3	1,962	3
Other invested assets:	Derivatives:
	Interest rate swaps	23	—	18	—	60	—	26	—	35	—
	Foreign currency swaps	12	—	13	—	9	—	12	—	11	—
	Equity index options	12	—	19	—	21	—	21	—	20	—
	Forward bond purchase commitments	19	—	6	—	60	—	21	—	41	—
	Foreign currency forward contracts	1	—	—	—	—	—	—	—	—	—
	Other	582	1	588	1	620	1	610	1	566	1

	Total invested assets and cash	$60,585	100%	$59,976	100%	$62,577	100%	$60,291	100%	$61,014	100%

	Public Fixed Maturity Securities—Credit Quality:
	NRSRO(2) Designation

	AAA	$2,467	8%	$2,414	8%	$2,558	8%	$2,456	8%	$2,472	8%
	AA	6,158	20	5,988	20	6,311	19	6,017	20	6,113	19
	A	8,809	28	8,537	28	9,132	28	8,671	28	8,945	28
	BBB	13,165	42	13,208	42	13,948	43	13,184	42	13,336	43
	BB	477	2	476	2	562	2	496	2	519	2
	B	27	—	27	—	28	—	27	—	27	—
	CCC and lower	—	—	—	—	—	—	—	—	—	—

	Total public fixed maturity securities	$31,103	100%	$30,650	100%	$32,539	100%	$30,851	100%	$31,412	100%

	Private Fixed Maturity Securities—Credit Quality:
	NRSRO(2) Designation

	AAA	$766	5%	$777	5%	$828	6%	$811	6%	$851	6%
	AA	1,506	10	1,527	11	1,555	11	1,510	10	1,570	11
	A	4,136	28	4,015	28	4,165	28	4,050	28	4,078	28
	BBB	7,152	50	6,948	49	7,245	48	7,022	50	7,044	47
	BB	889	6	850	6	883	6	891	6	991	7
	B	73	1	81	1	98	1	70	—	104	1
	CCC and lower	28	—	39	—	14	—	13	—	—	—
	Not rated	15	—	15	—	15	—	15	—	15	—

	Total private fixed maturity securities	$14,565	100%	$14,252	100%	$14,803	100%	$14,382	100%	$14,653	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Fixed Maturity Securities Summary

(amounts in millions)

	March 31, 2025		December 31, 2024		September 30, 2024		June 30, 2024		March 31, 2024
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities - Security Sector:

U.S. government, agencies and government-sponsored enterprises	$3,594	8%	$3,493	8%	$3,717	8%	$3,512	8%	$3,460	8%
State and political subdivisions	2,169	5	2,149	5	2,266	5	2,168	5	2,266	5
Foreign government	1,029	2	909	2	863	2	709	2	613	1
U.S. corporate	27,229	59	26,771	59	28,313	60	26,813	58	27,437	59
Foreign corporate	7,260	16	7,327	16	7,804	16	7,636	17	7,802	17
Residential mortgage-backed securities	911	2	811	2	859	2	851	2	876	2
Commercial mortgage-backed securities	1,318	3	1,301	3	1,360	3	1,312	3	1,321	3
Other asset-backed securities	2,158	5	2,141	5	2,160	4	2,232	5	2,290	5

Total fixed maturity securities	$45,668	100%	$44,902	100%	$47,342	100%	$45,233	100%	$46,065	100%

Corporate Bond Holdings - Industry Sector:

Investment Grade:
Finance and insurance	$8,532	25%	$8,546	26%	$9,089	25%	$8,695	26%	$8,876	25%
Utilities	4,991	15	4,899	14	5,189	14	4,887	14	4,902	14
Energy	3,253	9	3,167	9	3,436	10	3,186	9	3,153	9
Consumer - non-cyclical	4,884	15	4,822	14	5,100	14	4,823	14	4,981	15
Consumer - cyclical	1,474	4	1,471	4	1,556	4	1,542	4	1,588	5
Capital goods	2,791	8	2,699	8	2,755	8	2,606	8	2,559	7
Industrial	1,679	5	1,689	5	1,802	5	1,740	5	1,832	5
Technology and communications	3,365	9	3,268	10	3,454	10	3,381	10	3,491	10
Transportation	1,502	4	1,485	4	1,538	4	1,461	4	1,466	4
Other	700	2	744	2	780	2	770	2	870	2

Subtotal	33,171	96	32,790	96	34,699	96	33,091	96	33,718	96

Non-Investment Grade:
Finance and insurance	140	1	139	—	185	1	185	1	204	1
Utilities	73	—	76	1	80	—	55	—	52	—
Energy	163	1	151	1	167	1	183	1	197	1
Consumer - non-cyclical	123	—	121	—	134	—	128	—	139	—
Consumer - cyclical	258	1	256	1	270	1	242	1	260	1
Capital goods	133	—	135	—	138	—	134	—	134	—
Industrial	166	—	149	1	160	—	157	—	170	—
Technology and communications	181	1	181	—	182	1	175	1	213	1
Transportation	25	—	25	—	24	—	23	—	27	—
Other	56	—	75	—	78	—	76	—	125	—

Subtotal	1,318	4	1,308	4	1,418	4	1,358	4	1,521	4

Total	$34,489	100%	$34,098	100%	$36,117	100%	$34,449	100%	$35,239	100%

Fixed Maturity Securities - Contractual Maturity Dates:

Due in one year or less	$1,413	3%	$1,419	3%	$1,311	3%	$1,254	3%	$1,298	3%
Due after one year through five years	8,474	19	7,895	18	8,238	17	8,022	18	8,112	18
Due after five years through ten years	11,132	24	11,431	25	11,895	26	11,427	25	11,851	26
Due after ten years	20,262	44	19,904	44	21,519	45	20,135	44	20,317	43

Subtotal	41,281	90	40,649	90	42,963	91	40,838	90	41,578	90
Mortgage and asset-backed securities	4,387	10	4,253	10	4,379	9	4,395	10	4,487	10

Total fixed maturity securities	$45,668	100%	$44,902	100%	$47,342	100%	$45,233	100%	$46,065	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

U.S. GAAP Net Investment Income Yields

(amounts in millions)

	2025	2024
	1Q	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income
Fixed maturity securities - taxable	$559	$556	$557	$571	$554	$2,238
Fixed maturity securities - non-taxable	—	1	—	—	1	2
Equity securities	3	5	3	3	2	13
Commercial mortgage loans	73	73	74	75	75	297
Policy loans	36	37	38	56	58	189
Limited partnerships	8	60	36	36	20	152
Other invested assets	61	65	70	67	68	270
Cash, cash equivalents, restricted cash and short-term investments	22	23	24	25	27	99

Gross investment income before expenses and fees	762	820	802	833	805	3,260
Expenses and fees	(23)	(27)	(25)	(25)	(23)	(100)

Net investment income	$739	$793	$777	$808	$782	$3,160

Annualized Yields
Fixed maturity securities - taxable	4.6%	4.6%	4.6%	4.7%	4.5%	4.6%
Fixed maturity securities - non-taxable	—%	11.8%	—%	—%	10.8%	5.7%
Equity securities	2.4%	4.1%	2.7%	2.8%	1.9%	2.9%
Commercial mortgage loans	4.6%	4.5%	4.5%	4.5%	4.4%	4.5%
Policy loans	6.2%	6.4%	6.5%	9.8%	10.5%	8.3%
Limited partnerships(1)	1.0%	7.7%	4.7%	4.9%	2.8%	5.1%
Other invested assets(2)	41.7%	43.0%	45.5%	45.6%	47.7%	45.7%
Cash, cash equivalents, restricted cash and short-term investments	4.5%	4.5%	4.8%	5.1%	5.1%	4.8%

Gross investment income before expenses and fees	4.8%	5.1%	5.0%	5.2%	5.0%	5.1%
Expenses and fees	(0.2)%	(0.1)%	(0.1)%	(0.2)%	(0.1)%	(0.2)%

Net investment income	4.6%	5.0%	4.9%	5.0%	4.9%	4.9%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments. See page 35 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are primarily equity-based and do not have fixed returns by period.
(2)	Investment income for other invested assets includes amortization of terminated cash flow hedges, which have no corresponding book value within the yield calculation.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Net Investment Gains (Losses)—Detail

(amounts in millions)

	2025	2024
	1Q	4Q	3Q	2Q	1Q	Total
Realized investment gains (losses):
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$—	$(8)	$(1)	$(9)	$(17)	$(35)
U.S. government, agencies and government-sponsored enterprises	—	—	—	3	1	4
Foreign corporate	(2)	3	(6)	(7)	(3)	(13)
Foreign government	(2)	(3)	2	1	—	—
Mortgage-backed securities	—	(1)	(2)	(7)	(3)	(13)
Asset-backed securities	—	—	—	—	—	—

Total net realized gains (losses) on available-for-sale securities	(4)	(9)	(7)	(19)	(22)	(57)
Net realized gains (losses) on equity securities sold	1	9	—	—	—	9

Total net realized investment gains (losses)	(3)	—	(7)	(19)	(22)	(48)

Net change in allowance for credit losses on available-for-sale fixed maturity securities	(4)	(10)	—	7	—	(3)
Write-down of available-for-sale fixed maturity securities	—	(9)	—	—	—	(9)
Net unrealized gains (losses) on equity securities still held	(14)	17	22	12	32	83
Net unrealized gains (losses) on limited partnerships	38	(3)	55	(52)	43	43
Commercial mortgage loans	3	(5)	(8)	(1)	(2)	(16)
Derivative instruments	6	(21)	10	(8)	1	(18)
Other	1	(10)	(6)	—	(3)	(19)

Net investment gains (losses), gross	27	(41)	66	(61)	49	13
Adjustment for net investment (gains) losses attributable to noncontrolling interests	1	2	—	1	1	4

Net investment gains (losses), net	$28	$(39)	$66	$(60)	$50	$17

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
U.S. GAAP Basis ROE	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Net income available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$214	$299	$88	$32	$93
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,139	$10,120	$10,148	$10,176	$10,205
U.S. GAAP Basis ROE(1)/(2)	2.1%	3.0%	0.9%	0.3%	0.9%

Operating ROE
Adjusted operating income (loss) for the twelve months ended(1)	$239	$273	$28	$22	$(18)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,139	$10,120	$10,148	$10,176	$10,205
Operating ROE(1)/(2)	2.4%	2.7%	0.3%	0.2%	(0.2)%

Quarterly Average ROE	Three months ended
U.S. GAAP Basis ROE	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$54	$(1)	$85	$76	$139
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$10,134	$10,159	$10,164	$10,123	$10,068
Annualized U.S. GAAP Quarterly Basis ROE(3)/(4)	2.1%	—%	3.3%	3.0%	5.5%

Operating ROE
Adjusted operating income for the period ended(3)	$51	$15	$48	$125	$85
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$10,134	$10,159	$10,164	$10,123	$10,068
Annualized Operating Quarterly Basis ROE(3)/(4)	2.0%	0.6%	1.9%	4.9%	3.4%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss). Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with U.S. GAAP.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income from page 9 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), over two consecutive quarters.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Reconciliation of Consolidated Expense Ratio

(amounts in millions)

		2025	2024
	GAAP Basis Expense Ratio	1Q	4Q	3Q	2Q	1Q	Total
(A)	Acquisition and operating expenses, net of deferrals	$236	$253	$259	$229	$236	$977
(B)	Premiums	$862	$876	$874	$855	$875	$3,480

(A) / (B)	GAAP Basis Expense Ratio	27%	29%	30%	27%	27%	28%

	Adjusted Expense Ratio
	Acquisition and operating expenses, net of deferrals	$236	$253	$259	$229	$236	$977
	Less: Legal settlement (recoveries) expenses(1)	—	—	—	(24)	(4)	(28)
	Less: (Gains) losses on early extinguishment of debt(2)	—	(2)	(2)	9	(1)	4

(C)	Adjusted acquisition and operating expenses, net of deferrals	$236	$255	$261	$244	$241	$1,001

	Premiums	$862	$876	$874	$855	$875	$3,480
	Add: Policy fees and other income	158	154	163	167	158	642

(D)	Adjusted revenues	$1,020	$1,030	$1,037	$1,022	$1,033	$4,122

(C) / (D)	Adjusted expense ratio	23%	25%	25%	24%	23%	24%

Non-GAAP Definition for Adjusted Expense Ratio

The company references the non-GAAP financial measure entitled “adjusted expense ratio” as a measure of its operating performance. The company defines adjusted expense ratio as acquisition and operating expenses, net of deferrals, less certain reinsurance expenses, less legal settlement (recoveries) expenses incurred in the company’s long-term care insurance business, less (gains) losses on early extinguishment of debt divided by the sum of premiums, policy fees and other income. Management believes that the expense ratio analysis enhances understanding of the operating performance of the company. However, the adjusted expense ratio as defined by the company should not be viewed as a substitute for the GAAP basis expense ratio.

(1)

Estimated pre-tax class action attorney fees incurred in connection with legal settlements in the company’s long-term care insurance business. These amounts are accrued in the period the court settlement occurs. Amounts in the second and first quarters of 2024 represent net insurance recoveries on legal costs incurred in connection with these legal settlements.

(2)	(Gains) losses on early extinguishment of debt include the portion attributable to noncontrolling interests of $2 million for the three months ended June 30, 2024.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2025

Reconciliation of Reported Yield to Core Yield

		2025	2024
	(Assets - amounts in billions)	1Q	4Q	3Q	2Q	1Q	Total
	Reported - Total Invested Assets and Cash	$60.6	$60.0	$62.6	$60.3	$61.0	$60.0
	Subtract:
	Unrealized gains (losses)	(3.1)	(3.8)	(1.5)	(3.7)	(3.1)	(3.8)

	Adjusted end of period invested assets and cash	$63.7	$63.8	$64.1	$64.0	$64.1	$63.8

(A)	Average Invested Assets and Cash Used in Reported and Core Yield Calculation	$63.7	$63.9	$64.0	$64.0	$64.3	$64.1

	(Income - amounts in millions)

(B)	Reported - Net Investment Income	$739	$793	$777	$808	$782	$3,160
	Subtract:
	Bond calls and commercial mortgage loan prepayments	2	—	1	1	1	3
	Other non-core items(1)	2	5	4	4	2	15

(C)	Core Net Investment Income	$735	$788	$772	$803	$779	$3,142

(B) / (A)	Reported Yield	4.64%	4.97%	4.86%	5.04%	4.87%	4.93%
(C) / (A)	Core Yield	4.62%	4.93%	4.82%	5.02%	4.85%	4.91%

Note: Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1)	Includes cost basis adjustments on structured securities and various other immaterial items.